SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    [ X ]
Filed by a Party other than the Registrant   [     ]

Check the appropriate box:
[     ]  Preliminary Proxy Statement
[     ]  Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[ X   ]  Definitive Proxy Statement
[     ]  Definitive Additional Materials
[     ]  Soliciting Material Pursuant to ss. 240.14a-2

       USAllianz Variable Insurance Products Trust
       (Name of Registrant as Specified in Charter)

        -----------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X   ]  No fee required
[     ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[     ]  Fee previously paid with preliminary materials.

[     ]  Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                     USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                            USAZ AIM BASIC VALUE FUND

                             USAZ AIM BLUE CHIP FUND

                      USAZ AIM DENT DEMOGRAPHIC TRENDS FUND

                       USAZ AIM INTERNATIONAL EQUITY FUND

                  USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME FUND

                  USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

                      USAZ TEMPLETON DEVELOPED MARKETS FUND

                      USAZ OPPENHEIMER EMERGING GROWTH FUND

                   USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND

                       USAZ PIMCO NFJ SMALL CAP VALUE FUND

                      USAZ PIMCO PEA GROWTH AND INCOME FUND

                         USAZ PIMCO PEA RENAISSANCE FUND

                            USAZ PIMCO PEA VALUE FUND

                             USAZ MONEY MARKET FUND

                     USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND

                          USAZ VAN KAMPEN COMSTOCK FUND

                      USAZ VAN KAMPEN EMERGING GROWTH FUND

                      USAZ VAN KAMPEN GLOBAL FRANCHISE FUND

                     USAZ VAN KAMPEN GROWTH AND INCOME FUND

                           USAZ VAN KAMPEN GROWTH FUND
                           (Collectively, the "Funds")

                             5701 Golden Hills Drive
                          Minneapolis, Minnesota 55416


Dear Contract Owner:

     The Board of Trustees of the above referenced Funds, each of which is a series of the USAllianz Variable Insurance Products Trust (the "Trust"), has called a special meeting of each Fund's shareholders. The purpose of the meeting is to approve the election of individuals to serve on the Board of Trustees.

     If shareholders approve this proposal, the investment advisory fee for the Funds will not change. The costs of this proxy solicitation will, however, be borne by the USAllianz VIP Trust.

     As the owner of a variable life insurance policy or variable annuity contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you are an indirect participant in one or more of the Funds. Accordingly, we are asking you to indicate whether you approve or disapprove of this proposal by completing and returning the enclosed voting instruction form. The Funds' Board of Trustees unanimously recommends that you vote "FOR" this proposal.

     Whether or not you plan to attend the meeting, please complete, sign and return the enclosed voting instructions form(s) so that your vote may be counted. A postage-paid envelope is enclosed for this purpose.

     The enclosed proxy statement contains further information about this proposal. Please read the entire proxy statement carefully before you vote.

     Thank you for your prompt attention and participation.

                                   Sincerely,


                                   /s/ Christopher Pinkerton
                                   Christopher Pinkerton
                                   President

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                            USAZ AIM BASIC VALUE FUND

                             USAZ AIM BLUE CHIP FUND

                      USAZ AIM DENT DEMOGRAPHIC TRENDS FUND

                       USAZ AIM INTERNATIONAL EQUITY FUND

                  USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME FUND

                  USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

                      USAZ TEMPLETON DEVELOPED MARKETS FUND

                      USAZ OPPENHEIMER EMERGING GROWTH FUND

                   USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND

                       USAZ PIMCO NFJ SMALL CAP VALUE FUND

                      USAZ PIMCO PEA GROWTH AND INCOME FUND

                         USAZ PIMCO PEA RENAISSANCE FUND

                            USAZ PIMCO PEA VALUE FUND

                             USAZ MONEY MARKET FUND

                     USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND

                          USAZ VAN KAMPEN COMSTOCK FUND

                      USAZ VAN KAMPEN EMERGING GROWTH FUND

                      USAZ VAN KAMPEN GLOBAL FRANCHISE FUND

                     USAZ VAN KAMPEN GROWTH AND INCOME FUND

                           USAZ VAN KAMPEN GROWTH FUND



                             5701 Golden Hills Drive
                          Minneapolis, Minnesota 55416

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders (the "Special Meeting") of each fund listed above (the "Funds," each a "Fund"), will be held on February 25, 2004, at 10:00 a.m., Central Time, at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, for the purpose of electing eight Trustees of the Trust.



Dated:  February 10, 2004                    By Order of the Board of Trustees,


                                             /s/  Michael J. Radmer
                                             Michael J. Radmer
                                             Secretary

     Shareholders of record at the close of business on January 16, 2004 are entitled to vote at the special meeting.

     The Funds issue and sell their shares to Allianz Life Variable Account A and Allianz Life Variable Account B, which are separate accounts of Allianz Life Insurance Company of North America ("Allianz Life"), and to Allianz Life of NY Variable Account C, which is a separate account of Allianz Life Insurance Company of New York ("Allianz NY"). (Allianz Life Variable Account A, Allianz Life Variable Account B, and Allianz Life of NY Variable Account C are referred to together as the "Separate Accounts.") The Separate Accounts hold shares of mutual funds, including the Funds, which provide a funding vehicle under variable annuity contracts and variable life insurance policies which are issued by Allianz Life and Allianz NY (collectively, "Contracts").

     As the owners of the assets held in the Separate Accounts, Allianz Life and Allianz NY are the sole shareholders of the Funds and are entitled to vote all of the shares of the Funds. However, pursuant to applicable laws, Allianz Life and Allianz NY vote outstanding shares of the Funds in accordance with instructions received from the owners of the Contracts. This Notice is being delivered to Contract owners who, by virtue of their ownership of the Contracts, beneficially owned shares of the Funds as of the record date for the special meeting, so that they may instruct Allianz Life and Allianz NY how to vote the shares of the Funds underlying their Contracts.

     YOU CAN VOTE EASILY AND QUICKLY. JUST FOLLOW THE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED VOTING INSTRUCTION FORM.

                                 PROXY STATEMENT
                                February 10, 2004

                            USAZ AIM BASIC VALUE FUND

                             USAZ AIM BLUE CHIP FUND

                      USAZ AIM DENT DEMOGRAPHIC TRENDS FUND

                       USAZ AIM INTERNATIONAL EQUITY FUND

                  USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME FUND

                  USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

                      USAZ TEMPLETON DEVELOPED MARKETS FUND

                      USAZ OPPENHEIMER EMERGING GROWTH FUND

                  USAZ OPPENHEIMER EMERGING TECHNOL OGIES FUND

                       USAZ PIMCO NFJ SMALL CAP VALUE FUND

                      USAZ PIMCO PEA GROWTH AND INCOME FUND

                         USAZ PIMCO PEA RENAISSANCE FUND

                            USAZ PIMCO PEA VALUE FUND

                             USAZ MONEY MARKET FUND

                     USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND

                          USAZ VAN KAMPEN COMSTOCK FUND

                      USAZ VAN KAMPEN EMERGING GROWTH FUND

                      USAZ VAN KAMPEN GLOBAL FRANCHISE FUND

                     USAZ VAN KAMPEN GROWTH AND INCOME FUND

                           USAZ VAN KAMPEN GROWTH FUND

         (each a series of USAllianz Variable Insurance Products Trust)

                             5701 Golden Hills Drive
                          Minneapolis, Minnesota 55416
                            Telephone: 1-877-833-7113


                                  INTRODUCTION

     This proxy statement is being provided to you in connection with the solicitation by the Board of Trustees (the "Board") of USAllianz Variable Insurance Products Trust (the "Trust") of voting instructions to be voted at a special meeting of shareholders of the above referenced Funds (each a "Fund" and collectively, the "Funds"), each of which is a series of the Trust. The special meeting will be held on February 25, 2004, at 10:00 a.m., Central Time at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416. The voting instructions which are being solicited also may be voted at any adjournment of the special meeting.



Solicitation of Proxies

     The Board is soliciting votes from shareholders of each Fund with respect to the Proposal. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying voting instruction form on or about February 10, 2004.

     The Funds issue and sell their shares to Allianz Life Variable Account A and Allianz Life Variable Account B, which are separate accounts of Allianz Life Insurance Company of North America ("Allianz Life"), and to Allianz Life of NY Variable Account C, which is a separate account of Allianz Life Insurance Company of New York ("Allianz NY"). (Allianz Life Variable Account A, Allianz Life Variable Account B, and Allianz Life of NY Variable Account C are referred to together as the "Separate Accounts.") The Separate Accounts hold shares of mutual funds, including the Funds, which provide a funding vehicle under variable annuity contracts and variable life insurance policies which are issued by Allianz Life and Allianz NY (collectively, "Contracts").

     As the owners of the assets held in the Separate Accounts, Allianz Life and Allianz NY are the sole shareholders of the Funds and are entitled to vote all of the shares of the Funds. However, pursuant to applicable laws, Allianz Life and Allianz NY vote outstanding shares of the Funds in accordance with instructions received from the Contract owners. Accordingly, this proxy statement and the accompanying voting instruction form are being delivered to Contract owners who, by virtue of their ownership of the Contracts, beneficially owned shares of the Funds as of the record date for the special meeting, so that they may instruct Allianz Life and Allianz NY how to vote the shares of the Funds underlying their Contracts. Further voting information is set forth below under the caption "Voting Information."

     The Funds will furnish, without charge, a copy of their most recent annual report to shareholders and their most recent semi-annual report to shareholders succeeding such annual report, if any, to a Contract owner upon request. Such requests should be directed to USAllianz VIP Trust at 3435 Stelzer Road, Columbus, Ohio 43219 if made by mail and to (877) 833-7113 if made by telephone.



                     ELECTION OF EIGHT TRUSTEES OF THE TRUST

     At the Special Meeting, you will be asked to elect eight nominees listed below ("Nominees") as Trustees of the Trust. Of the eight Nominees named below, four are currently Trustees of the Trust and each has served in that capacity since originally elected or appointed.

     The persons named as proxies on the enclosed voting instruction form will vote for the election of each of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend.

The Nominees to the Board

         Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940. For purposes of this Proxy Statement, "Fund Complex" means all of the Funds. In the event a Nominee is not a candidate for election a the time of the meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board of Trustees may designate.

INDEPENDENT NOMINEES

-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
                                 Positions    Term of        Principal                 Number of    Other
                                 Held with    Office and     Occupation(s) During      Portfolios   Directorships*
                                 Trust        Length of      Past 5 Years               in Fund     Held by Nominee
Name, Address, and Age                        Time Served                               Complex
                                                                                      Overseen by
                                                                                        Nominee
-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
Harrison Conrad, Age 69          Trustee      Indefinite;    Retired; Board member         20       None
79 Dorchester Road                            Since 10/99    of Capital Re
Darien, CT 06820                                             Corporation, a
                                                             financial guaranty
                                                             re-insurer from 1995
                                                             to 12/99.
-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
Roger Gelfenbien, Age 60         Trustee      Indefinite;    Retired; Partner of           20       Webster Financial
37 Stonegate Drive                            Since 10/99    Accenture from 1983 to
Wethersfield, CT 06109                                       8/99.
-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
Arthur C. Reeds III, Age 60      Trustee      Indefinite;    Senior Investment             20       Connecticut
44 Foxboro Road                               Since 10/99    Officer, Hartford                      Water Service,
Essex, CT 06426                                              Foundation for Public                  Inc.
                                                             Giving from 9/00 to
                                                             1/03; Chairman, Chief
                                                             Executive and
                                                             President of Conning
                                                             Corp. a money manager,
                                                             from 9/99 to 3/00;
                                                             Investment Consultant
                                                             from 1997 to 9/99
-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
Claire R. Leonardi Age 48        Nominee      Indefinite     General Partner of            20       None
289 Woodchuck Lane                                           Fairview Capital L.P.,
Harwinton, CT 06791                                          a venture capital
                                                             fund-of-funds, 9/94 to
                                                             present
-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
Dickson W. Lewis Age 54          Nominee      Indefinite     Vice President of             20       None
2355 Abingdon Way                                            Jostens, Inc., a
Long Lake, MN 55356                                          manufacturer of school
                                                             products, 2001 to
                                                             present; Senior Vice
                                                             President of Fortis
                                                             Financial Group, a
                                                             life insurance and
                                                             securities company,
                                                             1997 to present;
                                                             Consultant to Hartford
                                                             Insurance Co,. 2001
-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
Peter W. McClean Age 60          Nominee      Indefinite     President and CEO of          20       None
18 Covewood Drive                                            Measurisk, a market
Rowayton, CT 06853                                           risk information
                                                             company, 2001 to
                                                             present; Chief Risk
                                                             Management Officer at
                                                             Bank of Bermuda Ltd.
                                                             4/96 to 8/01
-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
* Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(a) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

INTERESTED NOMINEES

-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
                                 Positions    Term of        Principal                 Number of    Other
                                 Held with    Office and     Occupation(s) During      Portfolios   Directorships*
                                 Trust        Length of      Past 5 Years               in Fund     Held by Nominee
Name, Address, and Age                        Time Served                               Complex
                                                                                      Overseen by
                                                                                        Nominee
-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
Christopher H. Pinkerton Age 46  Chair-       Indefinite;    President, USAllianz          20       Franklin
5701 Golden Hills Drive          man of the   Since 9/01     Investor Services &                    Templeton
Minneapolis, MN 55416            Board ,                     Senior Vice President                  Variable
                                 President                   of Allianz Life                        Insurance
                                 & Trustee                   Insurance Co. of North                 Products Trust
                                                             America, 4/99 to
                                                             present; President
                                                             & CEO of USAllianz
                                                             Advisers, LLC 3/01
                                                             to present; Vice
                                                             President at
                                                             Nationwide
                                                             Financial Services
                                                             5/97 - 4/99
-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
Jeffrey Kletti Age 38            Vice         Indefinite     Vice President,               20       None
5701 Golden Hills Drive          President                   Advisory Management at
Minneapolis, MN 55416            & Nominee                   Allianz Life Insurance
                                                             Co. of North
                                                             America 10/00 to
                                                             present; Senior
                                                             Vice President of
                                                             USAllianz Advisers,
                                                             LLC 3/01 to
                                                             present; formerly
                                                             Second Vice
                                                             President at Fortis
                                                             Financial Group
-------------------------------- ------------ -------------- ------------------------ ------------- ------------------
* Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(a) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.



Share Ownership
         As of the Record Date, the Nominees, Trustees and officers of the Funds beneficially owned as a group less than 1% of the outstanding shares of the Funds.

         The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of the Funds as of December 31, 2003. The information as to beneficial ownership is based on statements furnished by each Nominee.

                                                                              Aggregate Dollar Range of Equity
                                                                           Securities in All Registered Investment
                                               Dollar Range of Equity      Companies Overseen or to be Overseen by
                                               Securities in each Fund         Trustee/Nominee in Fund Complex
      Independent Nominees
      Harrison Conrad                                   None                                None
      Roger Gelfenbien                                  None                                None
      Arthur C. Reeds III                               None                                None
                                                        None                                None
      Claire R. Leonardi
      Dickson W. Lewis                                  None                                None
      Peter W. McClean                                  None                                None

      Interested Nominees
      Christopher H. Pinkerton                          None                                None

      Jeffrey Kletti                                    None                                None

         During the fiscal year ended December 31, 2003, the Board met seven times. It is expected that the Board will meet at least quarterly at regularly scheduled meetings.

Material Relationships of Trustees/Nominees

         No Trustee or executive officer of the Trust or any Nominee or any security holder who is known to the Trust to own of record or beneficially more than five percent of any class of the Trust's voting securities is a party to a transaction or series of transactions with the Trust or any of its subsidiaries in which the amount involved exceeds $60,000.

Compensation
         During the fiscal year ended December 31, 2003, each of the independent Trustees received a total of $35,375 as compensation for their services. This amount includes a $2000 fee for attendance at meetings of the full board or of committees of the board and $1000 for participation in meetings of the full board by telephone. The Trust paid no pension or retirement benefits to the Trustees. The Trust pays no salary or any compensation to its interested Trustees or to its officers.

Standing Committees

          The Trust has established certain standing committees to assist in the oversight of the Trust. The Audit Committee, made up of Mr. Conrad, Mr. Gelfenbien and Mr. Reeds, met two times during the fiscal year ended December 31, 2003. The functions of the Audit Committee include advising the full Board of Trustees with respect to accounting, auditing and financial matters affecting the Trust. The Nominating Committee, made up of Mr. Conrad, Mr. Gelfenbien and Mr. Reeds, met five times during the fiscal year ended December 31, 2003. The Nominating Committee advises the Board of Trustees with respect to the selection and nomination of candidates for election to the Board of Trustees.

         All members of the nominating committee satisfy the independence requirements of the Investment Company Act of 1940. Nominees for Trustee are determined by the Nominating Committee. The process for identifying and evaluating candidates to be nominated as Trustees requires that each candidate be evaluated by the Nominating Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent Trustee, as well as his or her compatibility with respect to business philosophy and style. In addition, the members of the Nominating Committee may conduct in-person interviews of each candidate using a standardized questionnaire. When all of the viable candidates have been evaluated and interviewed, the Nominating Committee determines which of the viable candidates should be presented to the shareholders for selection to become a member of the Board of Trustees. In addition, the Nominating Committee periodically reviews the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those persons who are already members of the Board of Trustees. Other than the process described here, the Nominating Committee does not impose a minimum set of qualifications or standards upon those individuals whom they are considering as Trustee nominees. The Trust does not regularly pay a third party a fee to assist in the process of identifying and evaluating candidates. However the Nominating Committee has the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

         The Trust Board does not consider candidates for Trustee put forward by shareholders, including large, long-term holders or groups of shareholders. Accordingly, the Trust Board has not rejected any such candidates. The shareholders of the Trust are insurance company separate accounts. Separate account contract owners own units in the insurance company separate accounts through variable insurance contracts, and the separate accounts in turn own shares of the Trust, among other mutual fund investment options. Contract owners generally do not communicate directly with the Trust. Accordingly, the Trust does not have procedures in place applicable to contract owner communications, including the screening of any such communications.

         The Trust does not generally hold annual shareholder meetings. Therefore, Trustees have not been in attendance at annual shareholder meetings.

         A copy of the Trust Nominating Committee Charter is posted on the Funds website at: www.usallianz.com/products/NominatingCommitteeCharter0204.pdf

         No Trustee attended fewer than 75% of the Board meetings, including applicable committee meetings.

Shareholder Approval: Approval of the Nominees requires the favorable vote of the outstanding shares of the Funds, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the voting power of shares of the Funds present at a meeting where more than 50% of the outstanding voting power of the Funds is present in person or by proxy, or (b) more than 50% of the outstanding voting power of the Funds. The votes of each Fund will be counted together with respect to the election of the Nominees.

             THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ELECTION OF
                 EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES.


                               VOTING INFORMATION

General

     You have the right to instruct Allianz Life or Allianz NY on how to vote the shares held under your Contract. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz Life and Allianz NY will vote the shares underlying your Contract in favor of the proposal described above. Allianz Life and Allianz NY will vote any shares for which they do not receive a voting instruction form, and any shares which they or their affiliates hold for their own account, in proportionately the same manner as shares for which they have received voting instructions.

     In order for the shareholder meeting to go forward, there must be a quorum. This means that at least 25% of the Funds' shares must be represented at the meeting either in person or by proxy. Because Allianz Life and Allianz NY are the only shareholders of the Funds, their presence at the meeting in person or by proxy will meet the quorum requirement. If a quorum is not obtained or if sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of voting instructions. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjournment of the meeting).

     You may revoke your voting instructions up until voting results are announced at the meeting or any adjournment of the meeting by giving written notice to Allianz Life or Allianz NY prior to the meeting, by executing and returning to Allianz Life or Allianz NY a later dated voting instruction form, or by attending the meeting and voting in person. If you need a new voting instruction form, please call the Trust at 800-624-0197, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "for" the proposal.

     USAllianz Advisers, LLC or its affiliates will pay all costs of solicitation, including the cost of preparing and mailing the notice of special meeting of shareholders and this proxy statement to Contract owners. Representatives of USAllianz Advisers, LLC , without cost to the Funds, may solicit voting instructions from Contract owners by means of mail, telephone, or personal calls.

Outstanding Shares and Voting Requirements

     Those individuals owning Contracts representing shares at the close of business on the record date for the special meeting (January 16, 2004) may provide voting instructions for the meeting or any adjournment of the meeting. The number of shares of the Funds outstanding on the record date is listed in the table below. To the best knowledge of the Funds, no person other than Allianz Life or Allianz NY owned, of record or beneficially, 5% or more of the outstanding shares of any of the Funds as of the record date. Information as of that date with regard to Allianz Life's and Allianz NY's ownership in the Funds is provided below:

                                                                Percent of                          Percent of
                                                                Outstanding                         Outstanding
                                               Shares Owned     Shares Owned by     Shares Owned    Shares Owned by
Fund                       Shares Outstanding  by Allianz Life  Allianz Life        by Allianz NY   Allianz NY
----                       ------------------  ---------------  ------------        -------------   ----------
USAZ AIM Basic Value Fund  9,286,200           9,195,620        99.025%             90,580          0.967%
USAZ AIM Blue Chip Fund    6,912,426           6,878,268        99.506%             34,157          0.494%
USAZ AIM Dent              3,073,582           3,066,859        99.781%             6,723           0.219%
Demographic Trends Fund
USAZ AIM International     2,181,039           2,169,994        99.494%             11,045          0.506%
Equity Fund
USAZ AllianceBernstein     5,010,999           4,913,586        98.056%             97,412          1.944%
Growth and Income Fund
USAZ AllianceBernstein     5,944,202           5,858,525        98.559%             85,677          1.441%
Large Cap Growth Fund
USAZ Templeton Developed   1,365,658           1,361,320        99.682%             4,338           0.318%
Markets Fund
USAZ Oppenheimer           5,344,992           5,328,357        99.689%             16,634          0.311%
Emerging Growth Fund
USAZ Oppenheimer           4,632,163           4,580,638        98.888%             51,525          1.112%
Emerging Technologies
Fund
USAZ PIMCO NFJ Small Cap   2,227,926           2,206,892        99.056%             21,035          0.944%
Value Fund
USAZ PIMCO PEA Growth      3,330,981           3,287,249        98.687%             43,732          1.313%
and Income Fund
USAZ PIMCO PEA             20,343,439          20,220,088       99.394%             123,351         0.606%
Renaissance Fund
USAZ PIMCO PEA Value Fund  7,543,926           7,450,317        98.759%             93,608          1.241%
USAZ Money Market Fund     178,010,250         174,488,209      98.021%             3,522,031       1.979%
USAZ Van Kampen            6,828,688           6,795,609        99.516%             33,079          0.484%
Aggressive Growth Fund
USAZ Van Kampen Comstock   21,514,792          21,447,827       99.689%             66,965          0.311%
Fund
USAZ Van Kampen Emerging   14,333,135          14,283,063       99.651%             50,072          0.349%
Growth Fund
USAZ Van Kampen Global     2,196,186           2,191,444        99.784%             4,742           0.216%
Franchise Fund
USAZ Van Kampen Growth     14,428,209          14,336,567       99.365%             91,642          0.635%
and Income Fund
USAZ Van Kampen Growth     5,744,165           5,712,837        99.455%             31,328          0.545%
Fund


     Shareholders of the Funds are entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share for each share of the Funds held.

     Approval of the proposal requires the favorable vote of a majority of the outstanding shares of the Funds, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the voting power of shares of the Funds present at a meeting where more than 50% of the outstanding voting power of the Funds is present in person or by proxy, or (b) more than 50% of the outstanding voting power of the Funds. Unless otherwise instructed, the proxies will vote for the approval of the proposal.

Other Matters

     Management of the Funds knows of no other matters that may properly be, or which are likely to be, brought before the special meeting. However, if any other business shall properly come before the special meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

                                OTHER INFORMATION



The address of Allianz Life is as follows:

..........Allianz Life Insurance Company of North America
..........5701 Golden Hills Drive
..........Minneapolis, Minnesota 55416

The address of Allianz NY is as follows:

..........Allianz Life Insurance Company of New York
..........152 West 57th Street, 18th Floor
..........New York, New York 10019

The names and addresses of the Funds' investment adviser, principal underwriter, and administrator are as follows:

         Investment adviser:        USAllianz Advisers, LLC
                                    5701 Golden Hills Drive
                                    Minneapolis, Minnesota 55416

         Principal underwriter:     BISYS Fund Services, Limited Partnership
                                    3435 Stelzer Road
                                    Columbus, Ohio 43219

         Administrator:             BISYS Fund Services Ohio, Inc.
                                    3435 Stelzer Road
                                    Columbus, Ohio 43219

Shareholder Proposals

     The Trust is not required to hold annual shareholders meetings. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholders meeting must be received by the Trust no later than 120 days prior to the date proxy statements are mailed to shareholders.

USALLIANZ VARIABLE
INSURANCE PRODUCTS TRUST
5701 GOLDEN HILLS DRIVE
MINNEAPOLIS, MN 55416

EzVote Consolidated Voting Instruction Card

The top half of this form is your EzVote Consolidated Voting Instruction. It reflects all of accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Voting Instruction Card, you are all of these accounts in the same manner as indicated on reverse side form.

XXX XXX XXX XXX XX

VOTING INSTRUCTIONS FOR SPECIAL SHAREHOLDERS' MEETING TO BE HELD ON FEBRUARY 25, 2004

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK.

The undersigned hereby instructs Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz NY") to represent and vote the number of shares of the series named above (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity contract or variable insurance contract as of January 16, 2004 at a Special Shareholders Meeting to be held at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, on February 25, 2004 at 10:00 a.m. Central Time and any adjournment thereof, upon the matter as set forth in the Notice of Special Meeting Shareholders and Proxy Statement. All previous voting instructions with respect to the meeting are revoked. Receipt Notice of Special Meeting of and Proxy Statement is acknowledged by your execution these voting instructions. In their discretion, Allianz Life and Allianz NY are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements unless otherwise prohibited by the undersigned. IF THIS VOTING INSTRUCTION IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

Voting Instruction must be signed and dated below.

Dated ___________________2004

Signature(s)

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If partnership, please sign in partnership name by authorized person.


ALLIANZ USAZ - EZ

DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW.

THREE EASY WAYS TO VOTE

TO VOTE BY TELEPHONE
1. Read the Proxy Statement and have the voting Instruction card at hand. 2. Call 1-888-221-0697. 3. Follow the recorded instructions.

TO VOTE BY INTERNET
1. Read the Proxy Statement and have the voting Instruction card at hand. 2. Go to www.proxyweb.com 3. Follow the on-line directions.

TO VOTE BY MAIL
1  Read the Proxy Statement.
2. Check one of the appropriate boxes on the reverse side. 3. Sign and date voting instruction card below 4. Return the in the envelope provided.
NOTE: If you vote by phone or on the Internet, please do not return your voting instruction card.

INDIVIDUAL BALLOTS
On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If would wish to vote each of these accounts separately, sign in the signature box below, mark individual ballot to indicate your vote, detach the form at the perforation above and return individual ballots portion only.

NOTE: If you elect to vote each account separately, do not return the Consolidated Voting Instruction Card above.

SIGN BELOW ONLY IF YOU ARE VOTING EACH ACCOUNT SEPARATELY.

Dated ______________________ 2004

Signature(s)

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title such. If signing for a corporation, please sign in full corporate name by authorized person. If partnership, please sign in partnership name by authorized person.

ALLIANZ USAZ - IND

EzVote Consolidated Voting Instruction Card

Please fill in one of the boxes shown using black or blue ink or number 2pencil. PLEASE DO NOT USE FINE POINT PENS. X

THIS VOTING INSTRUCTION IS SOLICITED ON BEHALF OF THE BOARD. THE FUNDS' BOARD OF TRUSTEES UNAMIOUSLY RECOMMENDS VOTING "FOR" PROPOSAL.

USAZ AIM BASIC VALUE FUND
USAZ AIM BLUE CHIP FUND
USAZ AIM DENT DEMOGRAPHIC TRENDS FUND
USAZ AIM INTERNATIONAL EQUITY FUND
USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME FUND
USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
USAZ TEMPLETON DEVELOPED MARKETS FUND
USAZ OPPENHEIMER EMERGING GROWTH FUND
USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
USAZ PIMCO NFJ SMALL CAP VALUE FUND
USAZ PIMCO PEA GROWTH AND INCOME FUND
USAZ PIMCO PEA RENAISSANCE FUND
USAZ PIMCO PEA VALUE FUND
USAZ MONEY MARKET FUND
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
USAZ VAN KAMPEN COMSTOCK FUND
USAZ VAN KAMPEN EMERGING GROWTH FUND
USAZ VAN KAMPEN GLOBAL FRANCHISE FUND
USAZ VAN KAMPEN GROWTH AND INCOME FUND
USAZ VAN KAMPEN GROWTH FUND

FOR ALL
WITHHOLD AUTHORITY FOR ALL NOMINEES
FOR ALL EXCEPT*

1.To elect eight individuals to the Board, each of whom will serve until his or her successor is elected and qualified:

(01) Harrison Conrad (02) Roger Gelfenbien (03) Arthur C. Reeds III (04) Claire
R. Leonardi (05) Dickson W. Lewis (06) Peter W. McClean (07) Christopher H. Pinkerton (08) Jeffrey Kletti

*To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided.

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

ALLIANZ USAZ - EZ

DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW.

INDIVIDUAL BALLOTS
NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

XXX XXXXXXXXXX XXX
ACCOUNT REGISTRATION PRINTS HERE

CONTROL NUMBER
XXX XXX XX XXX XXX XX

FUND NAME PRINTS HERE
INSURANCE COMPANY NAME PRINTS HERE

FOR ALL
WITHHOLD AUTHORITY FOR ALL NOMINEES
FOR ALL EXCEPT*

1. ELECTION OF THE BOARD (See Nominee list on consolidated ballot.)

** EXCEPT#

ALLIANZ USAZ - IND



USALLIANZ VARIABLE
INSURANCE PRODUCTS TRUST
5701 GOLDEN HILLS DRIVE
MINNEAPOLIS, MN 55416

THREE EASY WAYS TO VOTE

To vote by Telephone
1) Read the Proxy Statement and have the voting instruction card at hand.
2) Call 1-888-221-0697.
3) Follow the recorded instructions.

To vote by Internet
1) Read the Proxy Statement and have the voting instruction card at hand.
2) Go to www.proxyweb.com
3) Follow the on-line directions.

To vote by Mail

1) Read the Proxy Statement.
2) Check one of the appropriate boxes on the reverse side.
3) Sign and date the voting instruction card below.
4) Return the voting instruction card in the envelope provided.

VOTING INSTRUCTIONS FOR SPECIAL SHAREHOLDERS' MEETING TO BE HELD ON FEBRUARY 25, 2004. THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK.

999 999 999 999 99

FUND NAME PRINTS HERE
INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby instructs Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz NY") to represent and vote the number of shares the series named above (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity contract or variable insurance contract as of January 16, 2004 at a Special Shareholders Meeting to be held at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, on February 25, 2004 at 10:00 a.m. Central Time and any adjournment thereof, upon the matter as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement. All previous voting instructions with respect to the meeting are revoked. Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of these voting instructions. In their discretion, Allianz Life and Allianz NY are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. IF THIS VOTING INSTRUCTION IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

Voting Instruction must be signed and dated below

Date __________________, 2004

Signature(s)      (Sign in the Box)

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

ALLIANZ USAZ - S

Please fill in one of the boxes as shown using black or blue ink or number 2 pencil. X PLEASE DO NOT USE FINE POINT PENS.

THIS VOTING INSTRUCTION IS SOLICITED ON BEHALF OF THE BOARD. THE FUNDS' BOARD OF TRUSTEES RECOMMENDS UNAMIOUSLY VOTING "FOR" THE PROPOSAL.

USAZ AIM BASIC VALUE FUND
USAZ AIM BLUE CHIP FUND
USAZ AIM DENT DEMOGRAPHIC TRENDS FUND
USAZ AIM INTERNATIONAL EQUITY FUND
USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME FUND
USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
USAZ TEMPLETON DEVELOPED MARKETS FUND
USAZ OPPENHEIMER EMERGING GROWTH FUND
USAZ OPPENHEIMER EMERGING TECHNOLOGIES FUND
USAZ PIMCO NFJ SMALL CAP VALUE FUND
USAZ PIMCO PEA GROWTH AND INCOME FUND
USAZ PIMCO PEA RENAISSANCE FUND
USAZ PIMCO PEA VALUE FUND
USAZ MONEY MARKET FUND
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
USAZ VAN KAMPEN COMSTOCK FUND
USAZ VAN KAMPEN EMERGING GROWTH FUND
USAZ VAN KAMPEN GLOBAL FRANCHISE FUND
USAZ VAN KAMPEN GROWTH AND INCOME FUND
USAZ VAN KAMPEN GROWTH FUND

FOR ALL
WITHHOLD AUTHORITY FOR ALL NOMINEES
FOR ALL EXCEPT*

1. To elect eight individuals to the Board, each of whom will serve until his or her successor is elected and qualified:

(01) Harrison Conrad (02) Roger Gelfenbien (03) Arthur C. Reeds III (04) Claire
R. Leonardi (05) Dickson W. Lewis (06) Peter W. McClean (07) Christopher H. Pinkerton (08) Jeffrey Kletti

*To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" and write the nominee's number(s) on the line provided.

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ALLIANZ USAZ - S